Tax	6 Months Ended
Jun. 30, 2016
Tax
22 Tax
The effective tax rate of 41.7% in 6M16 mainly reflected the impact of the geographical mix of results. Overall, net deferred tax assets increased CHF 219 million to CHF 6,246 million as of the end of 6M16 compared to 2015.
The half-yearly income tax expense includes the impact of the continuous re-assessment of the estimated annual effective tax rate as well as the impact of items that need to be recorded in the specific interim period in which they occur.
Net deferred tax assets related to net operating losses, net deferred tax assets on temporary differences and net deferred tax liabilities are presented in the following manner. Nettable gross deferred tax liabilities are allocated on a pro-rata basis to gross deferred tax assets on net operating losses and gross deferred tax assets on temporary differences. This approach is aligned with the underlying treatment of netting gross deferred tax assets and liabilities under the Basel III framework. Valuation allowances have been allocated against such deferred tax assets on net operating losses first with any remainder allocated to such deferred tax assets on temporary differences. This presentation is considered the most appropriate disclosure given the underlying nature of the gross deferred tax balances.
As of June 30, 2016, the Bank had accumulated undistributed earnings from foreign subsidiaries of CHF 4.3 billion which are considered indefinitely reinvested. The Bank would need to accrue and pay taxes on these undistributed earnings if such earnings were repatriated. No deferred tax liability was recorded in respect of those amounts as these earnings are considered indefinitely reinvested. It is not practicable to estimate the amount of unrecognized deferred tax liabilities for these undistributed foreign earnings.
The Bank is currently subject to ongoing tax audits and inquiries with the tax authorities in a number of jurisdictions, including the US, the UK and Switzerland. Although the timing of the completion of these audits is uncertain, it is reasonably possible that some of these audits and inquiries will be resolved within 12 months of the reporting date. It is reasonably possible that there will be a decrease between zero and CHF 7 million in unrecognized tax benefits within 12 months of the reporting date.
The Bank remains open to examination from federal, state, provincial or similar local jurisdictions from the following years onward in these major countries: Japan – 2012; Switzerland – 2011; Brazil – 2010; the US – 2010; the UK – 2009; and the Netherlands – 2005.
Effective tax rate
in	6M16	6M15
Effective tax rate (%)	41.7	34.6
Tax expense reconciliation
in	6M16
CHF million
Income tax expense/(benefit) computed at the statutory tax rate of 22%	(155)
Increase/(decrease) in income taxes resulting from
Foreign tax rate differential	(72)
Changes in tax law and rates	4
Other non-deductible expenses	95
Changes in deferred tax valuation allowance	64
Lower taxed income	(80)
Change in recognition of outside basis difference	142
Tax deductible impairments of Swiss subsidiary investments	(52)
Other	(239)
Income tax expense/(benefit)	(293)
Foreign tax rate differential
6M16 included a foreign tax benefit of CHF 72 million in respect of earnings in higher tax jurisdictions, such as the US, as well as earnings in lower tax jurisdictions, such as Singapore.
Other non-deductible expenses
6M16 included the impact of non-deductible interest expenses of CHF 69 million, non-deductible bank levy costs and other non-deductible compensation expenses of CHF 17 million and non-deductible litigation settlement charge of CHF 9 million.
Changes in deferred tax valuation allowance
6M16 included the impact of the increase of valuation allowances of CHF 68 million mainly in respect of three of the Bank’s operating entities, all in the UK, and a decrease of valuation allowances of CHF 4 million related to estimated current year earnings.
Lower taxed income
6M16 included the impact of a beneficial earnings mix in one of the Bank’s operating entities in Switzerland of CHF 65 million, a CHF 14 million income tax benefit related to non-taxable life insurance income and CHF 1 million related to exempt income.
Change in recognition of outside basis difference
6M16 included a CHF 142 million income tax expense related to a change of the outside basis difference relating to Swiss subsidiary investments.
Other
6M16 included tax benefit of CHF 165 million relating to the re-assessment of deferred tax balances in one of the Bank’s operating entities in Switzerland, a tax benefit from the impact of prior year adjustments of CHF 32 million and a tax benefit of CHF 22 million relating to the decrease of tax contingency accruals. The remaining balance included various smaller items.
Net deferred tax assets
end of	6M16	2015
Net deferred tax assets (CHF million)
Deferred tax assets	6,280	6,068
of which net operating losses	2,593	1,753
of which deductible temporary differences	3,687	4,315
Deferred tax liabilities	(34)	(41)
Net deferred tax assets	6,246	6,027